================================================================================

                             LEVCO EQUITY VALUE FUND
                             -----------------------


                                  ANNUAL REPORT
                                December 31, 1998


   INVESTMENT ADVISER                                         DISTRIBUTOR
   ------------------                                         -----------
JOHN A. LEVIN & CO., INC.                                LEVCO SECURITIES, INC.
  One Rockefeller Plaza                                   One Rockefeller Plaza
New York, New York 10020                                New York, New York 10020
     1.888.300.9887                                          1.888.300.9887

================================================================================

LETTER TO INVESTORS                                            FEBRUARY 24, 1999

     The  backdrop  for the first full year for the LEVCO Equity Value Fund (the
Fund) was a global economy touched by financial crisis and a domestic economy that saw slower corporate earnings growth. The year also witnessed continued growth in mergers and acquisition activity and the Federal Reserve's stepping in to lower interest rates in response to economic and political uncertainties. Perhaps most importantly, investor confidence and public participation in the equity markets remained high, manifesting itself through the purchase of well-known companies at escalating prices. The result was an extraordinarily volatile year for the stock market that ended with a powerful rise led by a narrow group of stocks. For the year ended December 31, 1998, the Fund achieved a total return of 15.98%, compared with a return of 28.58% for the S&P 500 Index over the same period. Since its inception on August 4, 1997, the Fund has achieved an average annual total return of 11.73%, while the S&P 500 Index has achieved an average annual total return of 22.01% over the same period.

     The mixed and volatile nature of the market in 1998 may be illustrated in a number of ways. While the S&P Index returned 28.58% for the year, it suffered a decline of 19.3% between July 20th and August 31st. Though the S&P 500 Index recorded its fourth consecutive year of gains in excess of 20% and its eighth consecutive year of growth, these gains were achieved chiefly as the result of the performance of a limited number of the largest cap stocks. Performance gains were not distributed broadly, as seven of the eleven industry sectors underperformed the Index by significant margins. Were each company in the S&P 500 Index given an equal weighting, the annual return would have been 13.5%. On a fundamental level, corporate earnings for the S&P 500 companies showed their smallest increase in 7 years while the average price/earnings ratio for the Index increased much more significantly. Thus, from a valuation perspective, the rise in the Index was accompanied by an increase in its risk level.

     The split nature of the market is illustrated by the large gap between the performance of "growth" and "value" stocks. While the S&P/Barra Growth Index returned 42.2% for the year, the S&P/Barra Value Index generated a 14.7% return. Simply put, investment style played a crucial role in determining performance relative to the S&P 500 Index.

     Our strategy remains consistent. We continue to look for strong companies where we can identify developments that should lead to appreciation above and beyond that which could be achieved through a mere expansion in multiples. We continue to look for strong risk-adjusted returns by building a portfolio with companies trading at relatively lower multiples of cash flow and earnings (adjusted for special items). And in this environment, we see opportunities for mergers and restructurings to create added value as well as protection in our portfolio.

     As always, we welcome your comments and thank you for your support.


                                   Sincerely,

          /s/ John A. Levin                      /s/ Jeffrey A. Kigner

              John A. Levin                      Jeffrey A. Kigner
              Co-Chairman                        Co-Chairman
              and President


                            LEVCO Equity Value Fund
           Comparison of the Change in Value of a $10,000 Investment
                   in LEVCO Equity Fund and the S&P 500 Index

                                                          12/31/98
                                                          --------
             LEVCO Equity Value Fund                       $11,691
             S&P 500 Index                                 $13,233

                       ---------------------------------
                            LEVCO Equity Value Fund
                          Average Annual Total Return

                       1 Year                     15.98%
                       Since Inception (8/4/97)   11.73%
                       ---------------------------------

           Past performance is not predictive of future performance.

                             LEVCO EQUITY VALUE FUND

                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 1998


ASSETS
   Investments in securities:
      At acquisition cost                                          $ 14,661,491
                                                                   ============
      At value (Note 1)                                            $ 16,287,478
   Dividends receivable                                                   9,869
   Interest receivable                                                    3,280
   Due from adviser (Note 3)                                             11,069
   Organization expenses, net (Note 1)                                   92,630
                                                                   ------------
      TOTAL ASSETS                                                   16,404,326
                                                                   ------------

LIABILITIES
   Accrued expenses                                                      55,550
                                                                   ------------
      TOTAL LIABILITIES                                                  55,550
                                                                   ------------

NET ASSETS                                                         $ 16,348,776
                                                                   ============

Net assets consist of:
Paid-in capital                                                    $ 14,725,459
Undistributed net investment income                                         127
Distributions in excess of net realized gains                            (2,797)
Net unrealized appreciation on investments                            1,625,987
                                                                   ------------
   Net assets                                                      $ 16,348,776
                                                                   ============

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, $0.001 par value)                     1,462,714
                                                                   ============

Net asset value, offering price and
   redemption price per share (Note 1)                             $      11.18
                                                                   ============


See accompanying notes to financial statements.

                             LEVCO EQUITY VALUE FUND

                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1998


INVESTMENT INCOME
   Dividends                                                        $   218,005
   Interest                                                              76,142
                                                                    -----------
      TOTAL INVESTMENT INCOME                                           294,147
                                                                    -----------
EXPENSES
   Investment advisory fees (Note 3)                                    124,710
   Professional fees                                                     48,530
   Accounting services fees                                              32,500
   Trustees' fees and expenses (Note 3)                                  30,000
   Amortization of organization expenses (Note 1)                        25,850
   Transfer agent fees                                                   12,000
   Shareholder report printing                                           10,758
   Custodian fees                                                         8,888
   Insurance expense                                                      7,200
   Pricing costs                                                          1,126
   Registration fees                                                        419
   Other expenses                                                           602
                                                                    -----------
      TOTAL EXPENSES                                                    302,583
   Fees waived and expenses reimbursed by the Adviser (Note 3)         (139,830)
                                                                    -----------
      NET EXPENSES                                                      162,753
                                                                    -----------

NET INVESTMENT INCOME                                                   131,394
                                                                    -----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS
   Net realized gains from security transactions                        642,605
   Net change in unrealized appreciation/
      depreciation on investments                                     1,430,085
                                                                    -----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                      2,072,690
                                                                    -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $ 2,204,084
                                                                    ===========

See accompanying notes to financial statements.

                             LEVCO EQUITY VALUE FUND

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                  Year           Period
                                                                 Ended            Ended
                                                              December 31,     December 31,
                                                                  1998           1997 (a)
                                                              ------------     ------------
FROM OPERATIONS:
   Net investment income                                      $    131,394     $     95,250
   Net realized gains (losses) from security transactions          642,605         (180,058)
   Net change in unrealized appreciation/depreciation
      on investments                                             1,430,085          195,902
                                                              ------------     ------------
Net increase in net assets from operations                       2,204,084          111,094
                                                              ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                     (131,388)         (95,129)
   From net realized gains                                        (462,547)              --
   In excess of net realized gains                                  (2,797)              --
                                                              ------------     ------------
Decrease in net assets from distributions to shareholders         (596,732)         (95,129)
                                                              ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                       615,145       13,585,403
   Net asset value of shares issued in reinvestment
      of distributions to shareholders                             596,732           95,129
   Payments for shares redeemed                                   (139,689)         (27,261)
                                                              ------------     ------------
Net increase in net assets from capital share transactions       1,072,188       13,653,271
                                                              ------------     ------------

TOTAL INCREASE IN NET ASSETS                                     2,679,540       13,669,236

NET ASSETS:
   Beginning of period                                          13,669,236               --
                                                              ------------     ------------
   End of period                                              $ 16,348,776     $ 13,669,236
                                                              ============     ============

UNDISTRIBUTED NET INVESTMENT INCOME                           $        127     $        121
                                                              ============     ============

CAPITAL SHARE ACTIVITY:
   Sold                                                             56,820        1,358,540
   Reinvested                                                       53,926            9,480
   Redeemed                                                        (13,325)          (2,727)
                                                              ------------     ------------
   Net increase in shares outstanding                               97,421        1,365,293
   Shares outstanding, beginning of period                       1,365,293               --
                                                              ------------     ------------
   Shares outstanding, end of period                             1,462,714        1,365,293
                                                              ============     ============

(a) Represents the period from August 4, 1997 (commencement of operations) through December 31, 1997.

See accompanying notes to financial statements.

                             LEVCO EQUITY VALUE FUND

                              FINANCIAL HIGHLIGHTS

                 Selected Per Share Data and Ratios for a Share
                       Outstanding Throughout Each Period

                                                           Year          Period
                                                          Ended           Ended
                                                       December 31,    December 31,
                                                           1998          1997 (a)
                                                        ----------      ----------
Net asset value at beginning of period                  $    10.01      $    10.00
                                                        ----------      ----------
Income from investment operations:
   Net investment income                                      0.09            0.07
   Net realized and unrealized gains
      on investments                                          1.50            0.01
                                                        ----------      ----------
Total from investment operations                              1.59            0.08
                                                        ----------      ----------
Less distributions:
   Dividends from net investment income                      (0.09)          (0.07)
   Distributions from net realized gains                     (0.33)             --
                                                        ----------      ----------
Total distributions                                          (0.42)          (0.07)
                                                        ----------      ----------

Net asset value at end of period                        $    11.18      $    10.01
                                                        ==========      ==========

Total return                                                 15.98%          0.80%(b)
                                                        ==========      ==========

Net assets at end of period (000's)                     $   16,349      $   13,669
                                                        ==========      ==========

Ratio of net expenses to average net assets (c)               1.10%           1.10%(d)

Ratio of net investment income to average net assets          0.89%           1.73%(d)

Portfolio turnover rate                                         89%             36%(b)

(a) Represents the period from August 4, 1997 (commencement of operations) through December 31, 1997.

(b)  Not annualized.

(c) Absent investment advisory fees waived and expenses reimbursed by the Adviser, the ratio of expenses to average net assets would have been 2.04% and 2.47% for the periods ended December 31, 1998 and 1997, respectively (Note 3).

(d)  Annualized.

                 See accompanying notes to financial statements.

                             LEVCO EQUITY VALUE FUND

                            PORTFOLIO OF INVESTMENTS

                                December 31, 1998

   Shares                                                               Value
   ------                                                               -----
              COMMON STOCKS - 88.3%
              AEROSPACE & DEFENSE - 7.5%
    4,400         AlliedSignal Inc.                                 $   194,975
    2,500         Lockheed Martin Corp.                                 211,875
    7,000         Loral Space & Communications Limited (a)              124,687
    6,800         TRW Inc.                                              382,075
    2,800         United Technologies Corp.                             304,500
                                                                    -----------
                                                                      1,218,112
                                                                    -----------
              BANKING - 6.3%
   14,100         Bank of New York Company, Inc.                        567,525
    2,800         Mellon Bank Corp.                                     192,500
    3,000         Northern Trust Corp.                                  261,937
                                                                    -----------
                                                                      1,021,962
                                                                    -----------
              BASIC MATERIALS - 2.2%
    7,400         Getchell Gold Corp. (a)                               201,650
   16,300         MacMillan Bloedel Limited                             163,000
                                                                    -----------
                                                                        364,650
                                                                    -----------
              CHEMICALS - 4.0%
    3,200         E.I. du Pont de Nemours and Company                   169,800
   10,200         Monsanto Company                                      484,500
                                                                    -----------
                                                                        654,300
                                                                    -----------
              COMPUTERS/COMPUTER TECHNOLOGY SERVICES - 3.4%
    3,000         International Business Machines Corp.                 554,250
                                                                    -----------
              CONTAINERS & PACKAGING - 2.7%
   14,500         Owens-Illinois, Inc. (a)                              444,062
                                                                    -----------
              ELECTRONICS/ELECTRICAL COMPONENTS - 8.5%
    6,900         Koninklijke (Royal) Philips Electronics N.V.          467,044
    8,100         Sundstrand Corp.                                      420,188
    6,100         Texas Instruments Inc.                                521,931
                                                                    -----------
                                                                      1,409,163
                                                                    -----------
              ENERGY & UTILITIES - 7.6%
   16,748         KeySpan Energy                                        519,188
   14,000         Potomac Electric Power Company                        368,375
   13,700         Sempra Energy                                         347,638
                                                                    -----------
                                                                      1,235,201
                                                                    -----------

                             LEVCO EQUITY VALUE FUND

                            PORTFOLIO OF INVESTMENTS

                                December 31, 1998

   Shares                                                               Value
   ------                                                               -----
              COMMON STOCKS - CONTINUED
              FOOD/BEVERAGES - 3.9%
    2,600         Anheuser-Busch Companies, Inc.                    $   170,625
    4,700         Nabisco Holdings Corp. - Class A                      195,050
    1,000         PepsiCo, Inc.                                          40,937
    7,000         Ralston-Ralston Purina Group                          226,625
                                                                    -----------
                                                                        633,237
                                                                    -----------
              HOUSEHOLD PRODUCTS - 1.8%
    5,300         Black & Decker Corp.                                  297,131
                                                                    -----------
              INSURANCE - 11.4%
    9,700         Ace, Limited                                          334,044
    6,600         Aetna Inc.                                            518,925
    4,200         EXEL Limited - Class A                                315,000
    5,600         PartnerRe Limited                                     256,200
   10,900         TIG Holdings, Inc.                                    169,631
    4,400         Tokio Marine & Fire Insurance Co. Limited - ADR       267,300
                                                                    -----------
                                                                      1,861,100
                                                                    -----------
              MEDIA - 9.7%
    6,800         Chancellor Media Corp. (a)                            325,550
    2,700         Fox Entertainment Group, Inc. (a)                      68,006
   11,100         MediaOne Group, Inc. (a)                              521,700
   10,200         Tribune Company                                       673,200
                                                                    -----------
                                                                      1,588,456
                                                                    -----------
              OFFICE EQUIPMENT - 0.5%
    8,800         IKON Office Solutions, Inc.                            75,350
                                                                    -----------
              OIL & GAS DRILLING - 7.7%
    3,700         Amerada Hess Corp.                                    184,075
   11,000         Conoco Inc. - Class A (a)                             229,625
   13,100         Unocal Corp.                                          382,356
   14,900         Williams Companies, Inc.                              464,694
                                                                    -----------
                                                                      1,260,750
                                                                    -----------
              PHARMACEUTICALS - 3.9%
    1,900         Eli Lilly and Company                                 168,863
    2,800         Genentech, Inc. (a)                                   223,125
    2,000         Pfizer Inc.                                           250,875
                                                                    -----------
                                                                        642,863
                                                                    -----------

                             LEVCO EQUITY VALUE FUND

                            PORTFOLIO OF INVESTMENTS

                                December 31, 1998

   Shares                                                               Value
   ------                                                               -----
              COMMON STOCKS - CONTINUED
              RETAIL STORES - 1.4%
    4,800         J.C. Penney Company, Inc.                          $  225,000
                                                                    -----------
              SOFTWARE & PROCESSING - 3.4%
   17,400         First Data Corp.                                      551,363
                                                                    -----------
              UTILITIES - GAS - 0.7%
    4,000         Equitable Resources, Inc.                             116,500
                                                                    -----------
              UTILITIES - TELEPHONE - 1.7%
    5,000         Bell Atlantic Corp.                                   284,063
                                                                    -----------

              TOTAL COMMON STOCKS (COST $12,911,594)                $14,437,513
                                                                    -----------

              PREFERRED STOCKS - 4.9%
    3,100         MediaOne Group "ATI" PIES                         $   206,150
   10,600         News Corp. Limited - ADR                              261,688
    2,800         Owens-Illinois, Inc.                                  119,000
    3,900         Sealed Air Corp. (a)                                  202,312
                                                                    -----------
              TOTAL PREFERRED STOCKS (COST $689,082)                $   789,150
                                                                    -----------

              MONEY MARKET FUNDS - 6.4%
1,060,815     United Missouri Bank Money Market Fiduciary
                  (Cost $1,060,815)                                 $ 1,060,815
                                                                    -----------
              TOTAL INVESTMENTS AT VALUE - 99.6%
                  (COST $14,661,491)                                $16,287,478

              OTHER ASSETS IN EXCESS OF LIABLITIES - 0.4%                61,298
                                                                    -----------

              NET ASSETS - 100.0%                                   $16,348,776
                                                                    ===========

(a)  Non-income producing security.
     ADR - American Depository Receipt.

     See accompanying notes to financial statements.

                             LEVCO EQUITY VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1998


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The LEVCO Equity Value Fund (the Fund) is a no-load, diversified series of the LEVCO Series Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Delaware business trust on January 2, 1997. The Fund commenced operations on August 4, 1997.

The Fund's investment objective is long-term growth of capital through an emphasis on the preservation of capital and an attempt to control volatility as measured against the Standard & Poor's Composite 500 Stock Index. The Fund pursues this objective by investing its assets primarily in common stocks and other securities having equity characteristics.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Payment of all dividends and capital gains distributions is made in shares. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Organization expenses -- Expenses of organization, net of certain expenses paid by the Adviser, have been capitalized and are being amortized on a straight-line basis over five years.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                             LEVCO EQUITY VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1998


Federal income taxes -- The Fund has complied with the special provisions of the
Internal  Revenue  Code  available  to  regulated   investment   companies  and,
therefore, no federal income tax provision is required.

The following information is based upon the federal income tax cost of portfolio investments of $14,667,718 as of December 31, 1998:

      Gross unrealized appreciation.......................$2,425,179
      Gross unrealized depreciation........................ (805,419)
                                                          ----------
      Net unrealized appreciation.........................$1,619,760
                                                          ==========

The difference between the federal income tax cost of portfolio investments and the acquisition cost is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

2.   INVESTMENT TRANSACTIONS

During the year ended  December 31, 1998,  cost of purchases  and proceeds  from
sales  and   maturities  of  investment   securities,   other  than   short-term
investments, amounted to $13,182,839 and $11,508,349, respectively.


3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by John A. Levin & Co., Inc. (the Adviser) under the terms of an Investment Advisory Agreement. The Adviser also provides certain administrative services required by the Trust and the Fund. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.85% of its average daily net assets. The Adviser currently intends to limit the total operating expenses of the Fund to 1.10% of its average daily net assets. Accordingly, the Adviser voluntarily waived its investment advisory fees of $124,710 and reimbursed the Fund for $15,120 of other operating expenses for the year ended December 31, 1998. Certain trustees and officers of the Trust are also officers of the Adviser.

TRUSTEES COMPENSATION
No compensation is paid by the Fund to officers and trustees of the Fund who are affiliated with the Adviser and/or LEVCO Securities, Inc., the Distributor of the Fund's shares. The Fund pays each unaffiliated trustee an annual retainer of $7,500 and certain expenses the trustees incur in attending meetings.

                         Report of Independent Auditors


To the Shareholders and Board of Trustees of Levco Equity Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Levco Equity Value Fund as of December 31, 1998, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year ended December 31, 1998 and for the period from August 4, 1997 (commencement of operations) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Levco Equity Value Fund as of December 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                /s/ Ernst & Young LLP

Cincinnati, Ohio
January 29, 1999